UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2006

HANDY HARDWARE WHOLESALE, INC.

(Exact name of Registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation or organization)

0-15708		74-1381875
(Commission File Number)		(I.R.S. Employer Identification No.)

8300 Tewantin Drive Houston, Texas		77061
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:	(713) 644-1495

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)        On December 13, 2006, Handy Hardware Wholesale, Inc. (“Handy”) received a resignation letter from William R. Hill as a director of Handy. Mr. Hill’s resignation was not the result of any disagreement between Mr. Hill and Handy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Handy Hardware Wholesale, Inc.

(Registrant)

Date: December 19, 2006	By:	/s/ Tina S. Kirbie
Tina S. Kirbie, President